UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2016

Grand China Energy Group Limited

(Exact name of registrant as specified in its charter)

British Columbia	000-53490	N/A
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

Room 1601, 16/F, China Taiping Tower Phase II,
8 Sunning Road, Causeway Bay
Hong Kong

(Address of principal executive offices, including zip code)

(852) 3691-8831

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

Effective as of April 7, 2016, we dismissed Parker Randall CF (HK) CPA Ltd. (“Parker”) as our independent registered public accounting firm. Our Board of Directors approved the dismissal of Parker on April 7, 2016, and on the same date, approved the engagement of RT LLP, Chartered Accountants (“RT”) as our independent registered public accounting firm.

The reports of Parker on our financial statements for fiscal years ended December 31, 2014 and 2013 did not contain an adverse opinion or disclaimer of opinion, and they were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports included a going concern qualification.

During the Company’s fiscal years ended December 31, 2014 and 2013 and the subsequent interim period preceding their dismissal, there were no disagreements with Parker, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Parker, would have caused them to make reference to the subject matter of the disagreement in connection with their report on our financial statements.

We provided Parker with a copy of the disclosures we are making in this Report and have requested that Parker furnish us with a letter addressed to the SEC stating whether they agree with the above statements. A copy of Parker’s letter is filed herewith as Exhibit 16.1.

During the fiscal years ended December 31, 2014 and 2013 and the interim periods preceding their engagement, and through the date of this Report, neither we nor anyone on our behalf has previously consulted with RT regarding either (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided nor oral advice was provided to us that RT concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph 304(a)(1)(v)) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter from Parker Randall CF (“HK”) CPA Ltd. to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grand China Energy Group Limited

Date: April 20, 2016	By:	/s/ Shibi Chen
	Name:	Shibi Chen
	Title:	President and Chief Executive Officer